EXHIBIT 99.10
                                  -------------

                     IRREVOCABLE TRANSFER AGENT INSTRUCTIONS


October  27,  2004


Florida  Atlantic  Stock  Transfer,  Inc.
7130  Nob  Hill  Road
Tamarac,  Florida  33321
Attention:  Rene  Garcia

     RE:     DONOBI,  INC.

Ladies  and  Gentlemen:
     Reference is made to that certain Securities Purchase Agreement (the "Securities Purchase Agreement"), dated the date hereof, by and between Donobi,
      -------------------------
Inc., a Nevada corporation (the "Company"), and the Buyers set forth on Schedule
                                 -------
I  attached  thereto  (collectively  the "Buyer"), pursuant to which the Company
                                          -----
shall sell to the Buyer up to Three Hundred Thousand Dollars ($300,000) of the Company's secured convertible debentures, which shall be convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock").
                                                                 ------------
The shares of Common Stock to be converted thereunder plus interest which may be converted into Common Stock and any Liquidated Damages, which may be converted into Common Stock thereunder are referred to herein as the "Conversion Shares."
                                                             -----------------
This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue the Conversion Shares in shares of the Company's Common Stock, in the event the Buyer has elected to have the interest of the Convertible Debenture, pursuant to
Section  1.06  of the Convertible Debenture, paid in Common Stock (the "Interest
                                                                        --------
Shares"),  or  the Buyer has elected to have Liquidated Damages (the "Liquidated
 -----                                                                ----------
Damages  Shares"),  pursuant to Section 2(c) of the Investor Registration Rights
 --------------
Agreement dated the date hereof paid in Common Stock. to the Buyer from time to time upon surrender to you of a properly completed and duly executed Conversion Notice, in the form attached hereto as Exhibit I, delivered on behalf of the
                                           ---------
Company  by  David  Gonzalez,  Esq.
     Specifically, upon receipt by the Company or David Gonzalez, Esq. of a copy of a Conversion Notice, David Gonzalez, Esq., on behalf of the Company, shall as soon as practicable, but in no event later than one (1) Trading Day (as defined below) after receipt of such Conversion Notice, send, via facsimile, a Conversion Notice, which shall constitute an irrevocable instruction to you to process such Conversion Notice in accordance with the terms of these instructions. Upon your receipt of a copy of the executed Conversion Notice, you shall use your best efforts to, within three (3) Trading Days following the date of receipt of the Conversion Notice, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the Buyer or its designee, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Conversion Notice or (B) provided you are participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program,
                              ---
upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer's or its designee's balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC")
                                                                          ----
system provided the Buyer causes its bank or broker to initiate the DWAC transaction. ("Trading Day" shall mean any day on which the Nasdaq Market is
                ------------
open  for  customary  trading.)
The Company and Florida Atlantic Stock Transfer, Inc. hereby acknowledge that David Gonzalez, Esq. is general counsel to the Buyer, a partner of the general partner of the Buyer and counsel to the Buyer in connection with the transactions contemplated and referred herein. The Company and Florida Atlantic Stock Transfer, Inc. agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, David Gonzalez, Esq. shall be permitted to continue to represent the Investor(s) and the Company and/or and Florida Atlantic Stock Transfer, Inc. will not seek to disqualify such counsel. The Company hereby confirms to you and the Buyer that certificates representing the Conversion Shares, the Interest Shares, and/or the Liquidated Damages Shares shall not bear any legend restricting transfer of the Conversion Shares thereby and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company provided that the Company counsel delivers (i) the Notice of Effectiveness set forth in Exhibit II
                                                                      ----------
attached  hereto and (ii) an opinion of counsel in the form set forth in Exhibit
                                                                         -------
III  attached  hereto,  and  that if the Conversion Shares, the Interest Shares,
---
and/or  the  Liquidated  Damages  Shares  are  not registered for sale under the
---
Securities  Act  of  1933,  as amended, then the certificates for the Conversion
---
Shares  shall  bear  the  following  legend:
---
"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.
THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."
     The Company hereby confirms and Florida Atlantic Stock Transfer, Inc. acknowledges that in the event Counsel to the Company does not issue an opinion of counsel as required to issue the Conversion Shares free of legend the Company authorizes and Florida Atlantic Stock Transfer, Inc. will accept an opinion of Counsel from the Buyer's Counsel.
     The Company hereby confirms to you and the Buyer that no instructions other than as contemplated herein will be given to you by the Company with respect to the Conversion Shares. The Company hereby agrees that it shall not replace Florida Atlantic Stock Transfer, Inc. as the Company's transfer agent without the prior written consent of the Buyer.
During  the  term  of  this  Agreement, If Florida Atlantic Stock Transfer, Inc.
resigns as transfer agent, the Company shall provide the Buyer fifteen (15) business days prior written notice (the "Notice Period"). Within the Notice
                                             -------------
Period, the Company shall obtain a suitable replacement transfer agent that has agreed to serve as transfer agent and to be bound by the terms and conditions of these Transfer Agent Instructions.
The Company hereby confirms that while any portion of the Debenture remains unpaid and unconverted, the Company shall not, without the prior consent of the Holder, issue (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance, (ii) issue any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance, (iii) issue any S-8 shares of the Company's Common Stock other than the remaining portion of the one million (1,000,000) shares of the Company's Common Stock registered on Form S-8 filed with the U.S. Securities and Exchange Commission on July 2, 2004 (Registration No. 333-117118). The Company and Florida Atlantic Stock Transfer, Inc. hereby agree that Florida Atlantic Stock Transfer, Inc. shall provide to the Buyer, upon written request by the Buyer, a then-current report with respect to the issuance of Common Stock by the Company
The Company and Florida Atlantic Stock Transfer, Inc. hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit Florida Atlantic Stock Transfer, Inc. from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.
The Company and Florida Atlantic Stock Transfer, Inc. acknowledge that the Buyer is relying on the representations and covenants made by the Company and Florida Atlantic Stock Transfer, Inc. hereunder and are a material inducement to the Buyer purchasing convertible debentures under the Securities Purchase Agreement. The Company and Florida Atlantic Stock Transfer, Inc. further acknowledge that without such representations and covenants of the Company and Florida Atlantic Stock Transfer, Inc. made hereunder, the Buyer would not enter into the Securities Purchase Agreement and purchase convertible debentures pursuant thereto.
Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyer will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyer shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

                            *     *     *     *     *

     IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.
     COMPANY:

     DONOBI,  INC.

     By:  /s/William  Wright,  III
          ------------------------
     Name:  William  Wright,  III
     Title:  President  &  CEO


     /s/David  Gonzalez,  Esq.
     -------------------------
     David  Gonzalez,  Esq.




FLORIDA  ATLANTIC  STOCK  TRANSFER,  INC.

By:
Name:
Title:

                                  SCHEDULE I-1

                                   SCHEDULE I
                               SCHEDULE OF BUYERS
                                     ADDRESS/FACSIMILE
NAME     SIGNATURE     NUMBER  OF  BUYER
----     ---------

Cornell  Capital  Partners,  LP     By:  Yorkville  Advisors, LLC     101 Hudson
Street  -  Suite  3700
     Its:  General  Partner     Jersey  City,  NJ  07303
          Facsimile:   (201)  985-8266

     By:
     Name:  Mark  A.  Angelo
     Its:  Portfolio  Manager

                                        2
                                   EXHIBIT I-1

                                    EXHIBIT I
                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                            FORM OF CONVERSION NOTICE
     Reference  is  made  to  the Securities Purchase Agreement (the "Securities
                                                                      ----------
Purchase  Agreement") between Donobi, Inc., (the "Company"), and Cornell Capital
   ----------------                               -------
Partners, LP, dated October ____ 2004. In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to convert convertible debentures into shares of common stock, par value $0.001 per share (the "Common Stock"), of the Company for the amount indicated below as of the
       -------------
date  specified  below.
Conversion  Date:

Amount  to  be  converted:     $

Conversion  Price:     $

Shares  of  Common  Stock  Issuable:

Amount  of  Debenture  unconverted:     $

Amount  of  Interest  Converted:     $

Conversion  Price  of  Interest:     $

Shares  of  Common  Stock  Issuable:

Amount  of  Liquidated  Damages:     $

Conversion  Price  of  Liquidated  Damages:     $

Shares  of  Common  Stock  Issuable:

Total  Number  of  shares  of  Common  Stock  to  be  issued:



Please issue the shares of Common Stock in the following name and to the following address:

Issue  to:

Authorized  Signature:

Name:

Title:

Phone  #:

Broker  DTC  Participant  Code:

Account  Number*:



     * NOTE THAT RECEIVING BROKER MUST INITIATE TRANSACTION ON DWAC SYSTEM.

                                  EXHIBIT II-2
                                  EXHIBIT II-1

                                   EXHIBIT II
                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

_________,  2004

________


Florida  Atlantic  Stock  Transfer,  Inc.
3615  South  Huron  Street,  Suite  104
Englewood,  CO  80110
Attention:  Laura  Bryan

RE:     DONOBI,  INC.

Ladies  and  Gentlemen:

     We  are  counsel to Donobi, Inc., a Nevada corporation (the "Company"), and
                                                                  -------
have represented the Company in connection with that certain Securities Purchase Agreement, dated as of October 27, 2004 (the "Securities Purchase Agreement"),
                                                -----------------------------
entered into by and among the Company and the Buyers set forth on Schedule I attached thereto (collectively the "Buyer") pursuant to which the Company has
                                       -----
agreed to sell to the Buyer up to Three Hundred Thousand Dollars ($300,000) of secured convertible debentures, which shall be convertible into shares (the "Conversion Shares") of the Company's common stock, par value $0.001 per share
    ---------------
(the  "Common  Stock"),  in accordance with the terms of the Securities Purchase
       -------------
Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of October 27, 2004, with the Buyer (the "Investor Registration Rights Agreement") pursuant to which the
                  --------------------------------------
Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the
                                             --------
Company's  obligations  under  the  Securities  Purchase  Agreement  and  the
Registration Rights Agreement, on _______, 2004, the Company filed a Registration Statement (File No. ___-_________) (the "Registration Statement")
                                                        ----------------------
with  the Securities and Exchange Commission (the "SEC") relating to the sale of
                                                   ---
the  Conversion  Shares.
     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2004 and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.
     The Buyer has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares.

Very  truly  yours,

KIRKPATRICK  &  LOCKHART  LLP



By:

                                  EXHIBIT III-2
                                  EXHIBIT III-3

                                   EXHIBIT III
                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS
                                 FORM OF OPINION

________________  2004

VIA  FACSIMILE  AND  REGULAR  MAIL
----------------------------------

________


Florida  Atlantic  Stock  Transfer,  Inc.
3615  South  Huron  Street,  Suite  104
Englewood,  CO  80110
Attention:  Laura  Bryan

     RE:     DONOBI,  INC.

Ladies  and  Gentlemen:

     We  have  acted  as  special  counsel  to  Donobi, Inc. (the "Company"), in
                                                                   -------
connection  with  the  registration  of  ___________shares (the "Shares") of its
                                                                 ------
common  stock  with the Securities and Exchange Commission (the "SEC").  We have
                                                                 ---
not acted as your counsel. This opinion is given at the request and with the consent of the Company.
     In rendering this opinion we have relied on the accuracy of the Company's Registration Statement on Form SB-2, as amended (the "Registration Statement"),
                                                       ----------------------
filed by the Company with the SEC on _________ ___, 2004. The Company filed the Registration Statement on behalf of certain selling stockholders (the "Selling
                                                                         -------
Stockholders").  This  opinion relates solely to the Selling Shareholders listed
 -----------
on  Exhibit  "A"  hereto  and  number  of Shares set forth opposite such Selling
    ------------
Stockholders'  names.  The  SEC declared the Registration Statement effective on
   --
__________  ___,  2004.
We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.
In rendering this opinion we have relied upon the accuracy of the foregoing statements.
Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that Florida Atlantic Stock Transfer, Inc. may remove the restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit
                                                                         -------
"A"  hereto.
 --
This opinion is furnished to you specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by you in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.
Very  truly  yours,



KIRKPATRICK  &  LOCKHART  LLP

                                   EXHIBIT "A"
                         (LIST OF SELLING STOCKHOLDERS)

NAME:     NO.  OF  SHARES:
-----     ----------------